Exhibit 99.1

DELEGATION OF SERVICING AGREEMENT

THIS DELEGATION OF SERVICING AGREEMENT is made as of May 22, 2006 (this “Agreement”), between Bank of America, National Association (USA), a national banking association (“BANA(USA)”), and Banc of America Card Servicing Corporation, an Arizona corporation (“BACSC”).

RECITALS

WHEREAS, MBNA America Bank, National Association (together with its successors and assigns, “MBNA”) in its capacity as Servicer (in such capacity, the “Servicer”) and in its capacity as Seller (in such capacity, the “Seller”) is a party to the Pooling and Servicing Agreement, dated as of August 4, 1994 (as the same may be amended, modified or supplemented, the “Pooling and Servicing Agreement”), between MBNA, as Seller and as Servicer, and The Bank of New York, as Trustee (the “Trustee”), related to the MBNA Master Credit Card Trust II (“Master Trust II”); and

WHEREAS, MBNA and BANA(USA) have entered into the Delegation of Servicing Agreement, dated as of May 10, 2006 (as the same may be amended, modified or supplemented, the “MBNA Delegation of Servicing Agreement”); and

WHEREAS, pursuant to the MBNA Delegation of Servicing Agreement, MBNA has delegated certain servicing functions relating to the Receivables (as such term is defined in the Pooling and Servicing Agreement) arising in the Funding Accounts (as such term is defined in the MBNA Delegation of Servicing Agreement) and certain of the other obligations of the Servicer under the Pooling and Servicing Agreement to service and administer, or cause to be serviced and administered, the Receivables (as such term is defined in the Pooling and Servicing Agreement) arising in the Funding Accounts (as such term is defined in the MBNA Delegation of Servicing Agreement), which Receivables (as such term is defined in the Pooling and Servicing Agreement) are included in Master Trust II, along with assuming certain other obligations relating to Master Trust II; and

WHEREAS, pursuant to the MBNA Delegation of Servicing Agreement, BANA(USA) may delegate certain of its duties thereunder to any affiliate of BANA(USA) who agrees to conduct such duties in accordance with the Credit Card Guidelines (as such term is defined in the Pooling and Servicing Agreement), the Pooling and Servicing Agreement and the MBNA Delegation of Servicing Agreement; and

WHEREAS, subject to the terms and conditions of this Agreement, BANA(USA) desires to delegate to BACSC certain of such servicing functions relating to the Receivables (as such term is defined in the Pooling and Servicing Agreement) arising in the Funding Accounts (as such term is defined in the MBNA Delegation of Servicing Agreement) and certain of the other obligations of the Servicer under the Pooling and Servicing Agreement; and

WHEREAS, BACSC desires to accept such delegation and the rights, powers, duties, and obligations set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, BANA(USA) and BACSC hereby agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the MBNA Delegation of Servicing Agreement and the Pooling and Servicing Agreement, as applicable, a copy of each of which has been delivered by BANA(USA) to BACSC.

2. Engagement of BACSC. Pursuant to Section 19 of the MBNA Delegation of Servicing Agreement, BANA(USA) hereby delegates to BACSC all of the obligations and duties of BANA(USA) under the MBNA Delegation of Servicing Agreement as BANA(USA) shall identify, along with any and all rights and powers of BANA(USA) necessary to such delegation. BACSC hereby accepts such delegation of obligations, duties, rights and powers.

3. Fees. (a) As compensation for performing the subservicing and administrative obligations required under this Agreement, BANA(USA) shall pay to BACSC a monthly fee in the amount specified in, and otherwise in accordance with, the fee agreement executed on the date hereof, between BANA(USA) and BACSC, as such fee agreement may be amended or modified from time to time.

(b) Payment of the BACSC Fee shall be independent of, and shall not be conditioned in any way on, the receipt by BANA(USA) of the Subservicing Fee under the MBNA Delegation of Servicing Agreement.

4. Duties of BACSC. (a) BACSC shall perform all of the duties of BANA(USA) under the MBNA Delegation of Servicing Agreement which BANA(USA) shall request that BACSC perform. In connection with such performance, BACSC shall, as agent for BANA(USA) and the Servicer, take all actions reasonably requested by BANA(USA) to subservice and administer the Receivables arising in the Funding Accounts, to collect and remit to the Servicer payments due under such Receivables and to charge-off as uncollectible such Receivables, in each case in accordance with the MBNA Delegation of Servicing Agreement, the Pooling and Servicing Agreement, the applicable Credit Card Agreements, the applicable Credit Card Guidelines, and, to the extent consistent with the foregoing, BACSC’s customary and usual servicing procedures for servicing credit card receivables comparable to such Receivables. As agent for BANA(USA), BACSC shall have full power and authority, acting alone or through BANA(USA), to do any and all things in connection with such subservicing and administration which it may deem necessary or desirable and which is permitted of BANA(USA) under the MBNA Delegation of Servicing Agreement.

(b) BACSC shall not be obligated to use separate servicing or administrative procedures, offices, employees, or accounts for any of its duties hereunder, including subservicing the Receivables arising in the Funding Accounts and administering payments in respect of the Funding Accounts, from the procedures, offices, employees, and accounts used by BACSC in connection with its other activities, including servicing other comparable receivables and administering payments in respect of other comparable accounts.

(c) BANA(USA) shall furnish BACSC with any files, records, or documents necessary or appropriate to enable BACSC to carry out its subservicing and administrative duties hereunder. BACSC shall furnish BANA(USA) and the Servicer with any files, records, or documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under the Pooling and Servicing Agreement.

(d) BACSC shall duly satisfy all obligations on its part to be fulfilled under or in connection with each related Receivable and the related Funding Account, will maintain in effect all qualifications required under Requirements of Law in order to subservice properly each applicable Receivable and the related Funding Account, and will comply in all material respects with all other Requirements of Law in connection with subservicing and administering each applicable Receivable and the related Funding Account, the failure to comply with which would have a material adverse effect on Investor Certificateholders or Master Trust II.

(e) BACSC shall not authorize any rescission or cancellation of any Receivable arising in a Funding Account except in accordance with the applicable Credit Card Guidelines or as ordered by a court of competent jurisdiction or other Governmental Authority.

(f) BACSC shall not take any action which, or omit to take any action the omission of which, would impair the rights of the Trustee in any Receivable arising in a Funding Account or the rights of MBNA in any Funding Account. BACSC shall not reschedule, revise, or defer payments due on any Receivable arising in a Funding Account except in accordance with the applicable Credit Card Guidelines.

(g) Except in connection with its enforcement or collection of a Funding Account, BACSC shall not take any action to cause any Receivable arising in a Funding Account or any Funding Account to be evidenced by any instrument or chattel paper (as defined in the UCC).

(h) As reasonably requested by BANA(USA) or the Servicer, BACSC shall (i) furnish BANA(USA) or the Servicer with true and complete copies of all reports, statements, certificates, notices, and other documents received or generated by BACSC in connection with its duties hereunder and (ii) cooperate with BANA(USA) or the Servicer in taking any and all actions which BANA(USA) or the Servicer deems necessary in order for it to satisfactorily perform its obligations under the MBNA Delegation of Servicing Agreement, the Pooling and Servicing Agreement or the Credit Card Agreements related to the Funding Accounts. Nothing in this Agreement shall be construed as granting to BACSC any right or power with respect to the Funding Accounts or the related Receivables that is more expansive than that granted to BANA(USA) with respect to the servicing and administration of the Receivables arising in the Funding Accounts under the MBNA Delegation of Servicing Agreement.

(i) BACSC shall comply with and perform its obligations in accordance with the Credit Card Agreements and the Credit Card Guidelines in all material respects.

(j) All collections and other payments that are received by BACSC on the Funding Accounts, including, but not limited to, amounts received in respect of Interchange, will be distributed to the Servicer or the Seller, as applicable, on the Business Day next succeeding the date on which such collections or payments are received by BACSC, or such other day as may be consented to by the Servicer or the Seller, as applicable. BACSC agrees that all collections and other payments received by BACSC on the Funding Accounts will be held in trust for the Servicer or the Seller, as applicable, until distributed to the Servicer or the Seller, as applicable. Subject to this subsection 4(j), BACSC may commingle Collections on the Receivables arising in the Funding Accounts to the extent permitted of the Servicer under the Pooling and Servicing Agreement.

5. Reimbursement. BACSC shall reimburse, without duplication of any such amount, each of BANA(USA), the Seller and the Servicer for any loss arising from a claim or demand (including any claim for damages and any demand to accept an assignment of any Receivable arising in a Funding Account) that is made against BANA(USA), the Seller or the Servicer under the MBNA Delegation of Servicing Agreement or the Pooling and Servicing Agreement and that arises from BACSC’s misconduct, negligence, or failure to abide by the terms of this Agreement (including the provisions of the Pooling and Servicing Agreement applicable to the Seller or the Servicer and the provisions of the MBNA Delegation of Servicing Agreement applicable to BANA(USA)).

6. Representations, Warranties, and Covenants of the Parties. Each party, severally and for and as to itself only, hereby makes the following representations, warranties, and covenants for the benefit of the other party:

(a) Such party is and will remain a legal entity duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Such party has, in all material respects, full power and authority to own its properties and conduct its business as presently owned or conducted. Such party has and will have, in all material respects, full power and authority to execute, deliver, and perform its obligations under this Agreement.

(b) Such party is and will remain duly qualified to do business, is and will remain in good standing as a foreign entity (or is exempt from such requirements), and has obtained and will retain all necessary licenses and approvals, in each jurisdiction in which its obligations under this Agreement require such qualification, except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations under this Agreement.

(c) Such party’s execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of such party.

(d) This Agreement constitutes a legal, valid, and binding obligation of such party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally or the rights of creditors of national banking associations or by general principles of equity.

(e) The execution and delivery of this Agreement by such party, and the performance by such party of the transactions contemplated by this Agreement, and the fulfillment by such party of the terms hereof and thereof applicable to such party, will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such party is a party or by which it or its properties are bound.

(f) The execution and delivery of this Agreement by such party, the performance by such party of the transactions contemplated by this Agreement, and the fulfillment by such party of the terms hereof and thereof applicable to such party, will not conflict with or violate any Requirements of Law applicable to such party.

(g) There are no proceedings or investigations pending or, to the best knowledge of such party, threatened against such party before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement or seeking any determination or ruling that, in the reasonable judgment of such party, would materially and adversely affect the performance by such party of its obligations under this Agreement.

(h) All authorizations, consents, orders, or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected, or given by such party in connection with the execution and delivery of this Agreement by such party, and the performance of the transactions contemplated by this Agreement by such party, have been duly obtained, effected, or given and are and will remain in full force and effect.

7. Effective Date. It is understood and agreed by the parties hereto that this Agreement and the delegation effected hereby shall be effective as of the opening of business on May 10, 2006.

8. Resignation or Termination of BACSC. BACSC may resign at any time upon at least 45-days prior written notice to BANA(USA). BANA(USA) may terminate BACSC at any time upon at least 45-days prior written notice to BACSC. BANA(USA) also may terminate BACSC at any time without prior notice if (i) BACSC fails to perform its obligations hereunder, as determined by BANA(USA) in its sole and absolute discretion or (ii) any event occurs which materially and adversely affects the ability of BACSC, BANA(USA), the Servicer or the Seller to collect the applicable Receivables arising in the Funding Accounts, the ability of BACSC to perform its obligations hereunder, or the ability of BANA(USA), the Servicer or the Seller to perform its obligations under the MBNA Delegation of Servicing Agreement or the Pooling and Servicing Agreement, as applicable, as determined by BANA(USA) in its sole and absolute discretion.

9. Term. Except as provided in Section 8 of this Agreement, this Agreement shall continue in full force and effect until termination of the MBNA Delegation of Servicing Agreement.

10. Notices. All notices, requests, and other communications permitted or required hereunder shall be in writing and shall be delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telex or facsimile as follows:

If to the Seller or the Servicer, addressed to:

MBNA America Bank, National Association

1100 North King Street

Wilmington, Delaware 19884-0313

Attn: Karen F. Winkler (facsimile no. (302) 432-6430),

with a copy to:

Bank of America Corporation

100 N. Tryon Street, 20th Floor

Charlotte, North Carolina 28255

Attn: Caroline Tsai (facsimile no. (704) 602-5688),

If to BANA(USA), addressed to:

Bank of America, National Association (USA)

101 N. Tryon Street

Charlotte, North Carolina 28255

Attn: Samuel R. Davis (facsimile no. (704) 386-9936),

with a copy to:

Bank of America Corporation

100 N. Tryon Street, 20th Floor

Charlotte, North Carolina 28255

Attn: Caroline Tsai (facsimile no. (704) 602-5688),

If to BACSC, addressed to:

Banc of America Card Servicing Corporation

101 N. Tryon Street, 8th Floor

Charlotte, North Carolina 28255-0001

Attn: Jon Hayes (facsimile no. (704) 386-9936),

with a copy to:

Bank of America Corporation

100 N. Tryon Street, 20th Floor

Charlotte, North Carolina 28255

Attn: Caroline Tsai (facsimile no. (704) 602-5688)

or to such other place within the United States of America as any party may designate as to itself by written notice to the other parties. All notices given by personal delivery or mail shall be effective on the date of actual receipt at the appropriate address. Notice given by telex or facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours or the beginning of the next business day after receipt if received after the recipient’s normal business hours.

11. Non-Petition Covenant. Notwithstanding any prior termination of this Agreement, to the fullest extent permitted by applicable law, BACSC shall not petition, otherwise invoke the process of, or acquiesce in a petition to or an invocation of the process of, or cause Master Trust II to petition, otherwise invoke the process of, or acquiesce in a petition to or an invocation of the process of, any Governmental Authority for the purpose of (i) commencing or sustaining a case against Master Trust II under any bankruptcy, insolvency, or similar law, or (ii) appointing a receiver, conservator, trustee, liquidator, assignee, custodian, sequestrator, or other similar official of Master Trust II or any substantial part of any of its property.

12. Successors and Assigns. This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that BACSC may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of BANA(USA).

13. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

14. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

15. GOVERNING LAW; SUBMISSION TO JURISDICTION; AGENT FOR SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO DECLARE THAT IT IS THEIR INTENTION THAT THIS AGREEMENT SHALL BE REGARDED AS MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND THAT THE LAWS OF SAID STATE SHALL BE APPLIED IN INTERPRETING ITS PROVISIONS IN ALL CASES WHERE LEGAL INTERPRETATION SHALL BE REQUIRED. EACH OF THE PARTIES HERETO AGREES (A) THAT THIS AGREEMENT INVOLVES AT LEAST $100,000.00, AND (B) THAT THIS AGREEMENT HAS BEEN ENTERED INTO BY THE PARTIES HERETO IN EXPRESS RELIANCE UPON 6 DEL. C. § 2708. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES (A) TO BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (B)(1) TO THE EXTENT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY’S AGENT FOR ACCEPTANCE OF LEGAL PROCESS, AND (2) THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SERVICE OF PROCESS MAY ALSO BE MADE ON SUCH PARTY BY PREPAID CERTIFIED MAIL WITH A PROOF OF MAILING RECEIPT VALIDATED BY THE UNITED STATES POSTAL SERVICE CONSTITUTING EVIDENCE OF VALID SERVICE, AND THAT SERVICE MADE PURSUANT TO (B)(1) OR (2) ABOVE SHALL, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE.

16. Captions. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

17. Entire Agreement; Amendments; Waiver. This Agreement constitutes the entire agreement of the parties on the subject matter addressed herein and supersedes any other agreement of the parties on such subject matter. This Agreement may not be amended, and no rights hereunder may be waived, except by a written document signed by the duly authorized representatives of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

18. Ownership of Funding Accounts. Nothing in this Agreement shall limit or diminish, or be construed as limiting or diminishing, the Seller’s absolute ownership of the Funding Accounts and, immediately prior to their transfer to the Trustee pursuant to the Pooling and Servicing Agreement, the Receivables arising in the Funding Accounts and the related Interchange. BACSC acknowledges and agrees that at no time shall it own or hold any right, title, or interest in, to, or under any Funding Account, any Receivable arising in any Funding Account, or any related Interchange.

19. Regulation AB. The parties acknowledge and agree that the purpose of this Section 19 is to facilitate compliance by MBNA, as Seller or as Servicer, with the provisions of Regulation AB and related rules and regulations of the Commission. For the purposes of this Agreement, “Regulation AB” shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time. For the purposes of this Agreement, “Securities Act” shall mean the Securities Act of 1933, as amended. For the purposes of this Agreement, “Commission” shall mean the Securities and Exchange Commission. MBNA shall not exercise its right to request delivery of information or other performance under this Section 19 other than in good faith, or for purposes other than MBNA’s compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). For the purposes of this Agreement, “Exchange Act” shall mean the Securities Act of 1934, as amended. BACSC agrees to cooperate in good faith with any reasonable request by MBNA for information regarding BACSC which is required in order to enable MBNA to comply with the provisions of Items 1103(a)(1), 1108, 1117, 1119, 1122 and 1123 of Regulation AB as it relates to MBNA or to MBNA’s obligations under the Pooling and Servicing Agreement or any supplement thereto.

20. Third Party Beneficiary. This Agreement will inure to the benefit of MBNA, as Seller and Servicer, and its successors and permitted assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BANC OF AMERICA CARD SERVICING CORPORATION

By:	/s/ Gregory W. Hobby
Name:	Gregory W. Hobby
Title:	Senior Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION (USA)

By:	/s/ Jeffrey A. Lipson
Name:	Jeffrey A. Lipson
Title:	Senior Vice President